Exhibit 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in this Amendment No. 6 to the Registration Statement on Form SB-2 of our report dated January 29, 2003, relating to the financial statements of Corporate Road Show.com Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                            /s/ Lazar Levine & Felix LLP
                                            LAZAR LEVINE & FELIX LLP

New York, New York
January 6, 2004